(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
August 31, 2002


Merrill Lynch
Fundamental Growth
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Fundamental Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.


DEAR SHAREHOLDER


Fiscal Year in Review
For the fiscal year ended August 31, 2002, Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -20.73%, -21.55%, -21.54% and -20.89%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 - 5 of this report to shareholders.) This compares with the -22.72% return for the Lipper Large-Cap Growth Funds Average for the same period. The Fund's performance was below the -17.99% total return for the unmanaged Standard & Poor's 500 (S&P 500) Index for the same 12-month period.

During the fiscal year ended August 31, 2002, the major global equity markets were in a downward trend even after the rebound in the fourth quarter of 2001 from the shock of the terrorist attacks on the World Trade Center and the Pentagon. We maintained a relatively fully invested strategy in large-capitalization growth stocks during the fiscal year as a result of the apparently pro-growth monetary and fiscal policies in the United States as well as the recovery of American confidence and resolve after the terrorist attacks on September 11, 2001. In response to the Federal government tax rebate program in the second half of 2001 and the 30% reduction of Federal income tax rates on middle- and lower-income households beginning in January 2002, the growth rate of real consumer spending rose meaningfully. Unfortunately, the June quarter of 2002 showed a reduced rate of real growth, although we believe it does not appear to be the start of another recession.

The most successful stock investments in the Fund during the fiscal year were our major holdings in the discount merchandising and specialty do-it-yourself home improvement and household goods sectors. We reduced our investments in this sector in January 2002 and early in the June quarter of 2002 primarily because of relatively high stock valuations and concerns about the possibility of a lower growth rate of consumer spending encountered by most retailers in recent months. Selected equity investments in the major industry sectors of banking, health care and consumer staples goods and industrial sectors also experienced stock price appreciation during the fiscal year. The best opportunities for stock price appreciation were found in the retailing, banking, beverages, tobacco, foods, materials, chemicals and health care services industries.

In late January 2002, we added major companies in computing and related software sectors of technology to the Fund. The stock prices of most of these companies had already declined substantially from their most recent peak levels early in 2000. However, this move proved to be premature as these investments continued to decline further during the remainder of the Fund's fiscal year, significantly impacting the Fund's performance negatively. We made this decision based on the fact that there appeared to be a cyclical real growth upturn in capital investment by corporations in computing equipment and related electronics. Unfortunately, the business environment remained so competitive that price concessions required to do business prevented a meaningful nominal recovery in revenues and profits. The recent U.S. government report on consumer durable goods orders and shipments for July 2002 showed a considerable year-over-year real growth in orders and shipments of high technology computing systems. This is the first year-over-year growth in the current cyclical growth recovery that started early in the fourth quarter of 2001. Because we anticipated continued growth in real economic activity, we held our equity investments in the leading high technology computing and related software companies. A similar situation existed with respect to the Fund's equity investments in the major entertainment and media companies such as Clear Channel Communications, Inc. and Viacom, Inc. It appears that the growth in both real and nominal terms for the advertising business began to recover in mid-March 2002. However, the stock prices of the major companies have yet to materially reflect the cyclical upturn in the advertising business.



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


Our substantial reduction of the Fund's equity investment exposure in the retail sector during the last six months of the fiscal year created the opportunity to build up equity investments in the beverages, household products, health care, financial and business services industries. Some of these new equity investments include Coca-Cola Enterprises Inc., The Procter & Gamble Company, American Express Company, MBNA Corporation, HCA Inc., Health Management Associates, Inc., Tenet Healthcare Corporation, UnitedHealth Group Incorporated, United Parcel Services Inc., First Data Corporation and 3M Co. We believe that the diversification of the Fund into these industries could produce better relative investment performance during the current environment of slower overall real U.S. economic growth.


Market Outlook
We believe the U.S. equity markets may have bottomed in July 2002. The potential for an increase in household liquidity appears excellent as recent interest rate levels of U.S. Treasury securities have caused major refinancings of residential mortgage loans. This creates the possibility for significant cash withdrawals by households from appreciated residential real estate holdings. In calendar 2001, as much as $150 billion may have been withdrawn in net cash, which compares to recent levels of aggregate personal disposable income of just under $8 trillion. The relatively attractive consumer financing rates for motor vehicles as well as for housing and related goods could sustain a U.S. consumption real growth rate consistent with the June quarterly report on overall U.S. economic activity. With respect to capital spending on technology, the Semiconductor Industry Association monthly surveys of total global revenues showed the first year-over-year increase in total revenues for May 2002 since December 2000. The cyclical low point was September 2001. An increase in U.S. government spending on defense equipment could have a positive effect on nominal growth in demand for technology products and systems. The buildup in U.S. defense spending is a meaningful factor in taking year-over-year growth rates in Federal spending to double digits. Finally, there was a considerable overall rebound in U.S. corporate profits, while worker productivity was good and reported inflation was relatively low. This may be a favorable environment for stability at least in the valuations of the largest capitalization growth companies in which we invest. The cyclical upturn in U.S. business activity during the fiscal year ended August 31, 2002 appeared to have produced increases in profits at far more small- and mid-size companies than at the largest corporations. This was reflected in better stock performance of mid-size and smaller corporations.


In Conclusion
We thank you for your continued investment in Merrill Lynch
Fundamental Growth Fund, Inc., and we look forward to discussing our outlook and strategy with you again in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager



September 18, 2002



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002

PROXY RESULTS

During the six-month period ended August 31, 2002, Merrill Lynch
Fundamental Growth Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on April 15, 2002. A description of each proposal and number of shares voted are as follows:

                                                                      Shares Voted       Shares Withheld
                                                                          For              From Voting
1. To elect the Fund's Board of Directors:   Terry K. Glenn             365,201,208         15,491,904
                                             James H. Bodurtha          365,239,239         15,453,873
                                             Joe Grills                 365,188,447         15,504,665
                                             Herbert I. London          365,207,135         15,485,977
                                             Andre F. Perold            365,200,047         15,493,065
                                             Roberta Cooper Ramo        365,176,840         15,516,272
                                             Robert S. Salomon, Jr.     365,151,585         15,541,527
                                             Melvin R. Seiden           365,051,703         15,641,409
                                             Stephen B. Swensrud        365,079,119         15,613,993



                                                             Shares Voted    Shares Withheld      Shares Voted
                                                                 For           From Voting          Abstain
2. To reorganize the Fund to a "master/feeder" structure.    329,827,813        23,431,736         27,433,563




PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.) If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML Fundamental Growth Fund++ Class A and Class B Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follows:


ML Fundamental Growth Fund++
Class A Shares*

Date                          Value

10/21/1994**                $ 9,475.00
August 1995                 $11,422.00
August 1996                 $13,594.00
August 1997                 $18,928.00
August 1998                 $20,134.00
August 1999                 $28,405.00
August 2000                 $41,758.00
August 2001                 $26,429.00
August 2002                 $20,950.00


ML Fundamental Growth Fund++
Class B Shares*

Date                          Value

10/21/1994**                $10,000.00
August 1995                 $11,960.00
August 1996                 $14,075.00
August 1997                 $19,416.00
August 1998                 $20,428.00
August 1999                 $28,513.00
August 2000                 $41,501.00
August 2001                 $25,996.00
August 2002                 $20,394.00


S&P 500 Index++++

Date                          Value

10/31/1994**                $10,000.00
August 1995                 $12,176.00
August 1996                 $14,456.00
August 1997                 $20,332.00
August 1998                 $21,978.00
August 1999                 $30,730.00
August 2000                 $35,745.00
August 2001                 $27,027.00
August 2002                 $22,164.00



A line graph illustrating the growth of a $10,000 investment in ML Fundamental Growth Fund++ Class C and Class D Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follows:


ML Fundamental Growth Fund++
Class C Shares*

Date                          Value

12/24/1992**                $10,000.00
August 1993                 $ 9,860.00
August 1994                 $ 9,960.00
August 1995                 $11,781.00
August 1996                 $13,864.00
August 1997                 $19,118.00
August 1998                 $20,110.00
August 1999                 $28,084.00
August 2000                 $40,871.00
August 2001                 $25,606.00
August 2002                 $20,090.00


ML Fundamental Growth Fund++
Class D Shares*

Date                          Value

12/24/1992**                $ 9,475.00
August 1993                 $ 9,390.00
August 1994                 $ 9,561.00
August 1995                 $11,392.00
August 1996                 $13,522.00
August 1997                 $18,782.00
August 1998                 $19,924.00
August 1999                 $28,027.00
August 2000                 $41,107.00
August 2001                 $25,947.00
August 2002                 $20,527.00


S&P 500 Index++++

Date                          Value

12/31/1992**                $10,000.00
August 1993                 $10,842.00
August 1994                 $11,435.00
August 1995                 $13,887.00
August 1996                 $16,488.00
August 1997                 $23,190.00
August 1998                 $25,067.00
August 1999                 $35,050.00
August 2000                 $40,770.00
August 2001                 $30,827.00
August 2002                 $25,280.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Fundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.
++++This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in the Class A & Class B Shares' graph is from 10/31/94 and in the Class C & Class D Shares' graph is from 12/31/92.

Past performance is not predictive of future performance.



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/02                    -20.92%        -25.07%
Five Years Ended 6/30/02                  + 4.49         + 3.37
Inception (10/21/94) through 6/30/02      +11.96         +11.18

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class B Shares*

One Year Ended 6/30/02                    -21.72%        -24.85%
Five Years Ended 6/30/02                  + 3.41         + 3.11
Inception (10/21/94) through 6/30/02      +10.82         +10.82

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class C Shares*

One Year Ended 6/30/02                    -21.75%        -22.53%
Five Years Ended 6/30/02                  + 3.41         + 3.41
Inception (12/24/92) through 6/30/02      + 8.48         + 8.48

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**Assuming payment of applicable contingent deferred sales charge.



                                  % Return Without    % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 6/30/02                    -21.14%        -25.28%
Five Years Ended 6/30/02                  + 4.21         + 3.09
Inception (12/24/92) through 6/30/02      + 9.32         + 8.71

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.)
**Assuming maximum sales charge.


Recent Performance Results

                                                        6-Month        12-Month     Since Inception
As of August 31, 2002                                 Total Return   Total Return     Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*         -20.60%        -20.73%          +121.10%
ML Fundamental Growth Fund, Inc. Class B Shares*         -21.02         -21.55           +103.90
ML Fundamental Growth Fund, Inc. Class C Shares*         -21.01         -21.54           +100.87
ML Fundamental Growth Fund, Inc. Class D Shares*         -20.66         -20.89           +116.61
Standard & Poor's 500 Index**                            -16.60         -17.99       +121.94/+152.79

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception dates are from 10/21/94 for Class A & Class B
Shares and from 12/24/92 for Class C & Class D Shares.
**An unmanaged broad-based Index comprised of common stocks. Since inception total returns are from 10/31/94 and from 12/31/92, respectively.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS

                       Shares                                                                                    Percent of
Industries              Held                             Stocks                          Cost          Value     Net Assets
Aerospace &            588,300   General Dynamics Corporation                      $   47,942,567   $   46,263,912     0.9%
Defense

Air Freight &        1,269,900   United Parcel Service, Inc. (Class B)                 77,492,309       81,159,309      1.6
Logistics

Banks                2,208,800   Northern Trust Corporation                           153,955,955       94,249,496      1.9
                     1,394,700   Wells Fargo Company                                   62,947,840       72,789,393      1.5
                                                                                   --------------   --------------    -----
                                                                                      216,903,795      167,038,889      3.4

Beverages            2,012,300   Anheuser-Busch Companies, Inc.                        87,986,853      106,973,868      2.2
                       381,100   Brown-Forman Corporation (Class B)                    26,169,229       26,840,873      0.5
                     3,310,900   The Coca-Cola Company                                186,694,950      168,855,900      3.4
                     2,743,600   Coca-Cola Enterprises Inc.                            62,798,336       55,448,156      1.1
                                                                                   --------------   --------------    -----
                                                                                      363,649,368      358,118,797      7.2

Biotechnology        2,162,300   ++Amgen Inc.                                         135,535,290       97,346,746      2.0

Commercial           1,466,100   First Data Corporation                                60,528,112       50,946,975      1.0
Services &           1,985,500   H & R Block, Inc.                                     70,874,082       97,090,950      2.0
Supplies                                                                           --------------   --------------    -----
                                                                                      131,402,194      148,037,925      3.0

Communications       9,245,308   ++Cisco Systems, Inc.                                139,971,035      127,862,609      2.6
Equipment            2,848,600   ++QUALCOMM Incorporated                              119,368,260       78,820,762      1.6
                                                                                   --------------   --------------    -----
                                                                                      259,339,295      206,683,371      4.2

Computers &          1,999,900   International Business Machines Corporation          206,036,168      150,752,462      3.0
Peripherals          8,925,400   ++Sun Microsystems, Inc.                              78,469,619       32,845,472      0.7
                                                                                   --------------   --------------    -----
                                                                                      284,505,787      183,597,934      3.7

Diversified          1,430,400   American Express Company                              50,538,591       51,580,224      1.0
Financials           1,379,800   Fannie Mae                                           105,907,602      104,561,244      2.1
                     2,798,600   MBNA Corporation                                      51,846,324       56,531,720      1.2
                     3,105,700   State Street Corporation                             154,803,146      134,538,924      2.7
                     2,016,500   T. Rowe Price Group Inc.                              73,288,823       57,026,620      1.2
                                                                                   --------------   --------------    -----
                                                                                      436,384,486      404,238,732      8.2

Energy Equipment &     407,300   ++BJ Services Company                                 12,259,082       12,426,723      0.3
Service

Food & Drug          2,393,700   SYSCO Corporation                                     65,573,032       67,885,332      1.4
Retailing

Food Products          770,900   Unilever NV (NY Registered Shares)                    45,297,792       45,614,153      0.9

Health Care          1,174,400   HCA Inc.                                              53,287,524       54,668,320      1.1
Providers &          2,380,200   ++Health Management Associates, Inc. (Class A)        47,079,790       45,818,850      0.9
Services             1,299,800   ++Tenet Healthcare Corporation                        62,617,995       61,311,566      1.2
                       551,400   UnitedHealth Group Incorporated                       42,836,966       48,716,190      1.0
                                                                                   --------------   --------------    -----
                                                                                      205,822,275      210,514,926      4.2

Hotels,                860,800   ++Brinker International, Inc.                         27,947,464       23,861,376      0.5
Restaurants &        3,207,100   ++YUM! Brands, Inc.                                   74,230,267       97,271,343      1.9
Leisure                                                                            --------------   --------------    -----
                                                                                      102,177,731      121,132,719      2.4



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (continued)

                       Shares                                                                                    Percent of
Industries              Held                             Stocks                          Cost          Value     Net Assets
Household Products     964,900   Colgate-Palmolive Company                         $   54,529,621   $   52,635,295     1.1%
                     1,635,300   The Procter & Gamble Company                         145,676,122      144,969,345      2.9
                                                                                   --------------   --------------    -----
                                                                                      200,205,743      197,604,640      4.0

Industrial             770,200   3M Co.                                                97,281,014       96,236,490      1.9
Conglomerates

Insurance            2,283,000   American International Group, Inc.                   148,672,831      143,372,400      2.9
                     1,629,300   Everest Re Group, Ltd.                               112,119,674       88,308,060      1.8
                     1,825,000   Lincoln National Corporation                          85,631,492       67,616,250      1.3
                     2,318,800   Marsh & McLennan Companies, Inc.                     131,339,846      112,809,620      2.3
                                                                                   --------------   --------------    -----
                                                                                      477,763,843      412,106,330      8.3

Leisure                771,600   Mattel, Inc.                                          16,036,904       14,992,188      0.3
Equipment &
Products

Media                7,665,200   ++AOL Time Warner Inc.                               241,334,354       96,964,780      1.9
                     2,468,000   ++Clear Channel Communications, Inc.                 110,239,627       84,356,240      1.7
                     3,484,300   The Interpublic Group of Companies, Inc.              92,890,840       63,518,789      1.3
                     2,563,000   ++Rogers Communications, Inc. 'B'                     33,642,688       21,358,334      0.4
                       977,400   ++Univision Communications Inc. (Class A)             27,660,942       22,773,420      0.5
                     2,810,200   ++Viacom, Inc. (Class B)                             110,886,816      114,375,140      2.3
                     5,866,900   The Walt Disney Company                              163,099,652       91,992,992      1.9
                                                                                   --------------   --------------    -----
                                                                                      779,754,919      495,339,695     10.0

Multiline Retail     2,449,500   Target Corporation                                    88,248,092       83,772,900      1.7
                     4,840,000   Wal-Mart Stores, Inc.                                234,490,910      258,843,200      5.2
                                                                                   --------------   --------------    -----
                                                                                      322,739,002      342,616,100      6.9

Oil & Gas            2,917,200   ++TransMontaigne Inc. (b)                             16,044,600       14,906,892      0.3

Pharmaceuticals      7,476,000   Pfizer Inc.                                          252,751,212      247,306,080      5.0

Semiconductor        2,733,200   ++Applied Materials, Inc.                             60,426,455       36,488,220      0.7
Equipment &          9,813,060   Intel Corporation                                    323,356,121      163,583,710      3.3
Products             1,102,500   ++KLA-Tencor Corporation                              65,366,358       36,228,150      0.7
                     1,079,700   STMicroelectronics NV                                 33,496,358       21,812,553      0.5
                     2,097,500   Texas Instruments Incorporated                        62,945,749       41,320,750      0.8
                                                                                   --------------   --------------    -----
                                                                                      545,591,041      299,433,383      6.0

Software               583,000   ++Electronic Arts Inc.                                37,118,734       36,874,750      0.7
                     5,839,100   ++Microsoft Corporation                              393,653,331      286,583,028      5.8
                     9,550,100   ++Oracle Corporation                                 150,440,302       91,298,956      1.8
                     2,977,900   SAP AG (Systeme, Anwendungen, Produkte in der
                                 Datenverarbeitung)(ADR)(a)                            90,737,427       57,324,575      1.2
                       892,900   ++Siebel Systems, Inc.                                28,307,436        7,553,934      0.2
                                                                                   --------------   --------------    -----
                                                                                      700,257,230      479,635,243      9.7

Specialty Retail     2,122,500   Lowe's Companies, Inc.                                55,930,354       87,829,050      1.8

Wireless             1,800,200   ++Nextel Communications, Inc. (Class A)               10,437,125       13,681,520      0.3
Telecommunications   1,779,600   ++Sprint Corp. (PCS Group)                            17,518,847        7,047,216      0.1
Services                                                                           --------------   --------------    -----
                                                                                       27,955,972       20,728,736      0.4

                                 Total Stocks                                       5,876,596,837    4,858,794,295     98.0


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (concluded)

                        Face                                                                                     Percent of
                       Amount                    Short-Term Securities                   Cost          Value     Net Assets
Commercial         $57,959,000   General Motors Acceptance Corp., 1.98%
Paper*                           due 9/03/2002                                     $   57,949,437   $   57,949,437     1.2%
                    26,000,000   PB Finance (Delaware Inc.), 1.77% due
                                 10/01/2002                                            25,960,371       25,960,371      0.5
                                                                                   --------------   --------------   ------
                                                                                       83,909,808       83,909,808      1.7

U.S. Government      5,000,000   Federal Farm Credit Bank, 1.70% due 9/20/2002          4,995,278        4,995,278      0.1
Agency              30,000,000   Federal Home Loan Bank, 1.66% due 9/18/2002           29,975,100       29,975,100      0.6
Obligations*        18,000,000   Freddie Mac Participation Certificates, 1.72%
                                 due 9/10/2002                                         17,991,400       17,991,400      0.4
                                                                                   --------------   --------------   ------
                                                                                       52,961,778       52,961,778      1.1

                                 Total Short-Term Securities                          136,871,586      136,871,586      2.8

Total Investments                                                                  $6,013,468,423    4,995,665,881    100.8
                                                                                   ==============
Liabilities in Excess of Other Assets                                                                 (40,415,305)    (0.8)
                                                                                                    --------------   ------
Net Assets                                                                                          $4,955,250,576   100.0%
                                                                                                    ==============   ======

++Non-income producing security.
*Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a)American Depositary Receipts (ADR).
(b)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
Act of 1940) are as follows:

                                  Net Share       Net      Dividend
Industry         Affiliate         Activity       Cost      Income

Oil & Gas      TransMontaigne     2,917,200   $16,044,600     ++
               Inc.

++Non-income producing security.

See Notes to Financial Statements.


PORTFOLIO INFORMATION (unaudited)


As of August 31, 2002

                                           Percent of
Ten Largest Holdings                       Net Assets

Microsoft Corporation                          5.8%
Wal-Mart Stores, Inc.                          5.2
Pfizer Inc.                                    5.0
The Coca-Cola Company                          3.4
Intel Corporation                              3.3
International Business Machines Corporation    3.0
The Procter & Gamble Company                   2.9
American International Group, Inc.             2.9
State Street Corporation                       2.7
Cisco Systems, Inc.                            2.6


                                           Percent of
Five Largest Industries                    Net Assets

Media                                         10.0%
Software                                       9.7
Insurance                                      8.3
Diversified Financials                         8.2
Beverages                                      7.2


                                           Percent of
Geographic Allocation                     Net Assets++

United States                                 95.0%
Germany                                        1.2
Netherlands                                    0.9
France                                         0.5
Canada                                         0.4

++Total may not equal 100%.



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2002
Assets:         Investments, at value (including securities loaned of $1,675,329,305)
                (identified cost--$6,013,468,423)                                                          $  4,995,665,881
                Investments held as collateral for loaned securities, at value                                1,742,629,500
                Cash                                                                                                    250
                Foreign cash (cost--$183,107)                                                                       186,206
                Receivables:
                   Capital shares sold                                                   $      7,610,770
                   Dividends                                                                    3,755,648
                   Securities sold                                                              1,740,312
                   Loaned securities                                                                5,042        13,111,772
                                                                                         ----------------
                Prepaid registration fees and other assets                                                          206,117
                                                                                                           ----------------
                Total assets                                                                                  6,751,799,726
                                                                                                           ----------------

Liabilities:    Collateral on securities loaned, at value                                                     1,742,629,500
                Payables:
                   Securities purchased                                                        34,507,625
                   Capital shares redeemed                                                     10,228,455
                   Investment adviser                                                           2,321,289
                   Distributor                                                                  2,254,407        49,311,776
                                                                                         ----------------
                Accrued expenses and other liabilities                                                            4,607,874
                                                                                                           ----------------
                Total liabilities                                                                             1,796,549,150
                                                                                                           ----------------

Net Assets:     Net assets                                                                                 $  4,955,250,576
                                                                                                           ================

Net Assets      Class A Shares of capital stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                          $      8,459,218
                Class B Shares of capital stock, $.10 par value, 250,000,000
                shares authorized                                                                                14,145,103
                Class C Shares of capital stock, $.10 par value, 100,000,000
                shares authorized                                                                                 4,656,316
                Class D Shares of capital stock, $.10 par value, 100,000,000
                shares authorized                                                                                10,161,559
                Paid-in capital in excess of par                                                              7,875,683,371
                Accumulated investment loss--net                                         $      (107,098)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                (1,939,954,727)
                Unrealized depreciation on investments and foreign currency
                transactions--net                                                         (1,017,793,166)
                                                                                         ----------------
                Total accumulated losses--net                                                               (2,957,854,991)
                                                                                                           ----------------
                Net assets                                                                                 $  4,955,250,576
                                                                                                           ================

Net Asset       Class A--Based on net assets of $1,170,884,174 and 84,592,178
Value:                   shares outstanding                                                                $          13.84
                                                                                                           ================
                Class B--Based on net assets of $1,802,730,768 and 141,451,031
                         shares outstanding                                                                $          12.74
                                                                                                           ================
                Class C--Based on net assets of $596,870,616 and 46,563,157
                         shares outstanding                                                                $          12.82
                                                                                                           ================
                Class D--Based on net assets of $1,384,765,018 and 101,615,591
                         shares outstanding                                                                $          13.63
                                                                                                           ================

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 2002
Investment      Dividends (net of $507,787 foreign withholding tax)                                        $     40,729,579
Income:         Interest                                                                                          7,170,013
                Securities lending--net                                                                           1,138,674
                                                                                                           ----------------
                Total income                                                                                     49,038,266
                                                                                                           ----------------

Expenses:       Investment advisory fees                                                 $     34,900,247
                Account maintenance and distribution fees--Class B                             22,961,711
                Transfer agent fees--Class B                                                    7,071,616
                Account maintenance and distribution fees--Class C                              6,659,018
                Transfer agent fees--Class D                                                    4,338,260
                Account maintenance fees--Class D                                               3,836,409
                Transfer agent fees--Class A                                                    3,563,928
                Transfer agent fees--Class C                                                    2,149,169
                Accounting services                                                               898,314
                Registration fees                                                                 336,902
                Custodian fees                                                                    290,109
                Professional fees                                                                 288,042
                Printing and shareholder reports                                                  271,659
                Directors' fees and expenses                                                      119,502
                Pricing fees                                                                       32,707
                Other                                                                             185,171
                                                                                         ----------------
                Total expenses                                                                                   87,902,764
                                                                                                           ----------------
                Investment loss--net                                                                           (38,864,498)
                                                                                                           ----------------

Realized &      Realized lossfrom:
Unrealized         Investments--net                                                         (929,430,565)
Loss On            Foreign currency transactions--net                                            (48,444)     (929,479,009)
Investments &                                                                            ----------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                         (429,888,777)
Transactions--     Foreign currency transactions--net                                            (53,499)     (429,942,276)
Net:                                                                                     ----------------  ----------------
                Total realized and unrealized loss on investments and foreign
                currency transactions--net                                                                  (1,359,421,285)
                                                                                                           ----------------
                Net Decrease in Net Assets Resulting from Operations                                       $(1,398,285,783)
                                                                                                           ================

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets


                                                                                                 For the Year Ended
                                                                                                     August 31,
Increase (Decrease) in Net Assets:                                                               2002              2001
Operations:     Investment loss--net                                                     $   (38,864,498)  $   (16,078,599)
                Realized loss on investments and foreign currency transactions--net         (929,479,009)     (791,054,540)
                Change in unrealized appreciation/depreciation on investments and
                foreign currency transactions--net                                          (429,942,276)   (1,930,482,196)
                                                                                         ----------------  ----------------
                Net decrease in net assets resulting from operations                      (1,398,285,783)   (2,737,615,335)
                                                                                         ----------------  ----------------

Distributions   In excess of realized gain on investments--net:
to                 Class A                                                                             --      (61,586,116)
Shareholders:      Class B                                                                             --     (219,451,798)
                   Class C                                                                             --      (44,434,619)
                   Class D                                                                             --     (118,505,419)
                                                                                         ----------------  ----------------
                Net decrease in net assets resulting from distributions to
                shareholders                                                                           --     (443,977,952)
                                                                                         ----------------  ----------------

Capital Share   Net increase in net assets derived from capital share transactions          1,189,916,446     1,711,944,837
Transactions:                                                                            ----------------  ----------------

Net Assets:     Total decrease in net assets                                                (208,369,337)   (1,469,648,450)
                Beginning of year                                                           5,163,619,913     6,633,268,363
                                                                                         ----------------  ----------------
                End of year*                                                             $  4,955,250,576  $  5,163,619,913
                                                                                         ================  ================

                *Accumulated investment loss--net                                        $      (107,098)  $       (91,026)
                                                                                         ================  ================

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights

The following per share data and ratios                                                  Class A
have been derived from information
provided in the financial statements.
                                                                              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year           $    17.46   $    29.98   $    21.99   $    16.19   $    17.37
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:       Investment income (loss)--net++                (.02)          .08          .02          .13          .07
                   Realized and unrealized gain (loss)
                   on investments and foreign currency
                   transactions--net                             (3.60)      (10.64)         9.91         6.37         1.09
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (3.62)      (10.56)         9.93         6.50         1.16
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions from:
                   Realized gain on investments--net                 --           --       (1.94)        (.70)       (2.34)
                   In excess of realized gain on
                   investments--net                                  --       (1.96)           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --       (1.96)       (1.94)        (.70)       (2.34)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    13.84   $    17.46   $    29.98   $    21.99   $    16.19
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (20.73%)     (36.71%)       47.01%       41.08%        6.37%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses                                           .94%         .80%         .76%         .81%         .87%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                    (.09%)         .35%         .09%         .60%         .37%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $1,170,884   $  950,922   $  882,072   $  472,464   $  167,133
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               92.35%      149.86%       98.71%       52.72%       40.27%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios                                                  Class B
have been derived from information
provided in the financial statements.
                                                                              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year           $    16.24   $    28.06   $    20.75   $    15.39   $    16.69
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:       Investment loss--net++                         (.17)        (.13)        (.23)        (.08)        (.11)
                   Realized and unrealized gain (loss)
                   on investments and foreign currency
                   transactions--net                             (3.33)       (9.95)         9.32         6.05         1.05
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (3.50)      (10.08)         9.09         5.97          .94
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions from:
                   Realized gain on investments--net                 --           --       (1.78)        (.61)       (2.24)
                   In excess of realized gain on
                   investments--net                                  --       (1.74)           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --       (1.74)       (1.78)        (.61)       (2.24)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    12.74   $    16.24   $    28.06   $    20.75   $    15.39
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (21.55%)     (37.36%)       45.55%       39.58%        5.21%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses                                          1.96%        1.81%        1.77%        1.83%        1.88%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment loss--net                            (1.10%)       (.62%)       (.92%)       (.41%)       (.64%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $1,802,731   $2,299,511   $3,411,474   $2,000,535   $  641,688
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               92.35%      149.86%       98.71%       52.72%       40.27%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios                                                  Class C
have been derived from information
provided in the financial statements.
                                                                              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year           $    16.34   $    28.26   $    20.88   $    15.45   $    16.72
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:       Investment loss--net++                         (.17)        (.13)        (.24)        (.09)        (.11)
                   Realized and unrealized gain (loss)
                   on investments and foreign currency
                   transactions--net                             (3.35)      (10.01)         9.39         6.10         1.05
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (3.52)      (10.14)         9.15         6.01          .94
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions from:
                   Realized gain on investments--net                 --           --       (1.77)        (.58)       (2.21)
                   In excess of realized gain on
                   investments--net                                  --       (1.78)           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --       (1.78)       (1.77)        (.58)       (2.21)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    12.82   $    16.34   $    28.26   $    20.88   $    15.45
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (21.54%)     (37.35%)       45.53%       39.65%        5.19%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses                                          1.97%        1.83%        1.78%        1.83%        1.89%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment loss--net                            (1.11%)       (.66%)       (.93%)       (.43%)       (.63%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $  596,871   $  616,400   $  627,021   $  307,988   $  130,652
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               92.35%      149.86%       98.71%       52.72%       40.27%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

The following per share data and ratios                                                  Class D
have been derived from information
provided in the financial statements.
                                                                              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year           $    17.23   $    29.63   $    21.77   $    16.06   $    17.27
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:       Investment income (loss)--net++                (.05)          .03        (.04)          .08          .02
                   Realized and unrealized gain (loss)
                   on investments and foreign currency
                   transactions--net                             (3.55)      (10.52)         9.80         6.31         1.09
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (3.60)      (10.49)         9.76         6.39         1.11
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions from:
                   Realized gain on investments--net                 --           --       (1.90)        (.68)       (2.32)
                   In excess of realized gain on
                   investments--net                                  --       (1.91)           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --       (1.91)       (1.90)        (.68)       (2.32)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    13.63   $    17.23   $    29.63   $    21.77   $    16.06
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (20.89%)     (36.88%)       46.67%       40.67%        6.08%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses                                          1.18%        1.04%        1.01%        1.05%        1.11%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                    (.33%)         .14%       (.17%)         .36%         .12%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $1,384,765   $1,296,787   $1,712,701   $  795,607   $  157,899
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               92.35%      149.86%       98.71%       52.72%       40.27%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $39,402,677 have been reclassified between paid-in capital in excess of par and accumulated net investment loss; $24,136 has been reclassified between paid-in capital in excess of par and accumulated net realized capital loss and $554,251 has been reclassified between accumulated net investment loss and accumulated net realized capital loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion, .575% of net assets in excess of $5 billion but not exceeding $7.5 billion and .55% of net assets in excess of $7.5 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                 Account
                               Maintenance      Distribution
                                   Fee              Fee

Class B                            .25%             .75%
Class C                            .25%             .75%
Class D                            .25%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                  FAMD          MLPF&S

Class A                         $ 1,749        $ 24,096
Class D                         $47,394        $729,357


For the year ended August 31, 2002, MLPF&S received contingent deferred sales charges of $3,907,937 and $243,860 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,398 and $4,591 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of August 31, 2002, the Fund lent securities with a value of $380,790,351 to MLPF&S. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of August 31, 2002, cash collateral of $714,478,095 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $1,028,151,405 was invested in the Merrill Lynch Premier Fund. For the year ended August 31, 2002, QA Advisors received $467,325 in securities lending agent fees.

In addition, MLPF&S received $2,883,373 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2002, the Fund reimbursed MLIM
$138,674 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2002 were $5,306,187,419 and $4,954,520,428, respectively.



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


Net realized gains (losses) for the year ended August 31, 2002 and net unrealized gains (losses) as of August 31, 2002 were as follows:


                                     Realized          Unrealized
                                      Gains              Gains
                                     (Losses)           (Losses)

Long-term investments           $  (929,448,013)   $(1,017,802,542)
Short-term investments                    17,448                 --
Foreign currency transactions           (48,444)              9,376
                                ----------------   ----------------
Total                           $  (929,479,009)   $(1,017,793,166)
                                ================   ================


As of August 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $1,027,082,989, of which $159,010,211 related to appreciated securities and $1,186,093,200 related to depreciated securities. At August 31, 2002, the aggregate cost of investments for Federal income tax purposes was $6,022,748,870.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,189,916,446 and $1,711,944,837 for the years ended August 31,
2002 and August 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended August 31, 2002                     Shares          Amount

Shares sold                           34,717,222     $  583,277,596
Shares issued resulting
from reorganization                   19,487,126        344,060,907
                                  --------------     --------------
Total issued                          54,204,348        927,338,503
Shares redeemed                     (24,076,905)      (388,632,466)
                                  --------------     --------------
Net increase                          30,127,443     $  538,706,037
                                  ==============     ==============



Class A Shares for the Year                               Dollar
Ended August 31, 2001                     Shares          Amount

Shares sold                           33,023,170     $  706,933,970
Shares issued to shareholders
in reinvestment of distributions       2,082,703         47,006,601
                                  --------------     --------------
Total issued                          35,105,873        753,940,571
Shares redeemed                     (10,059,479)      (209,028,749)
                                  --------------     --------------
Net increase                          25,046,394     $  544,911,822
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended August 31, 2002                     Shares          Amount

Shares sold                           30,347,369     $  469,938,109
Shares issued resulting
from reorganization                   28,546,496        467,486,105
                                  --------------     --------------
Total issued                          58,893,865        937,424,214
Automatic conversion of shares      (11,431,398)      (177,848,673)
Shares redeemed                     (47,590,133)      (720,768,369)
                                  --------------     --------------
Net increase (decrease)                (127,666)     $   38,807,172
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended August 31, 2001                     Shares          Amount

Shares sold                           47,639,761     $  980,210,749
Shares issued to shareholders
in reinvestment of distributions       9,397,456        198,756,189
                                  --------------     --------------
Total issued                          57,037,217      1,178,966,938
Automatic conversion of shares       (7,003,487)      (138,401,702)
Shares redeemed                     (30,014,794)      (588,354,664)
                                  --------------     --------------
Net increase                          20,018,936     $  452,210,572
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended August 31, 2002                     Shares          Amount

Shares sold                           18,368,346     $  288,911,732
Shares issued resulting
from reorganization                    2,529,131         41,661,129
                                  --------------     --------------
Total issued                          20,897,477        330,572,861
Shares redeemed                     (12,062,719)      (181,589,481)
                                  --------------     --------------
Net increase                           8,834,758     $  148,983,380
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended August 31, 2001                     Shares          Amount

Shares sold                           19,649,798     $  398,451,299
Shares issued to shareholders
in reinvestment of distributions       1,883,024         40,070,750
                                  --------------     --------------
Total issued                          21,532,822        438,522,049
Shares redeemed                      (5,988,822)      (116,642,025)
                                  --------------     --------------
Net increase                          15,544,000     $  321,880,024
                                  ==============     ==============




Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)



Class D Shares for the Year                               Dollar
Ended August 31, 2002                     Shares          Amount

Shares sold                           23,587,473     $  385,998,425
Automatic conversion of shares        10,735,327        177,848,673
Shares issued resulting
from reorganization                   20,927,326        364,424,777
                                  --------------     --------------
Total issued                          55,250,126        928,271,875
Shares redeemed                     (28,888,207)      (464,852,018)
                                  --------------     --------------
Net increase                          26,361,919     $  463,419,857
                                  ==============     ==============



Class D Shares for the Year                               Dollar
Ended August 31, 2001                     Shares          Amount

Shares sold                           22,121,329     $  483,271,130
Automatic conversion of shares         6,619,040        138,401,702
Shares issued to shareholders
in reinvestment of distributions       4,891,364        109,175,246
                                  --------------     --------------
Total issued                          33,631,733        730,848,078
Shares redeemed                     (16,176,359)      (337,905,659)
                                  --------------     --------------
Net increase                          17,455,374     $  392,942,419
                                  ==============     ==============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended August 31, 2002.


6. Acquisition of Merrill Lynch Growth Fund, Inc.:
On December 14, 2001, the Fund acquired all of the net assets of Merrill Lynch Growth Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 87,779,515 shares of common stock of Merrill Lynch Growth Fund, Inc. for 71,490,079 shares of common stock of the Fund. Merrill Lynch Growth Fund, Inc.'s net assets on that date of $1,217,632,917, including $260,552,884 of net unrealized depreciation and $199,437,453 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $6,453,634,042.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 was as follows:



                                      8/31/2002        8/31/2001

Distributions paid from:
   Ordinary income                $           --     $  346,691,128
   Net long-term
   capital gains                              --         97,286,824
                                  --------------     --------------
Total distributions               $           --     $  443,977,952
                                  ==============     ==============


As of August 31, 2002, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net               $               --
Undistributed long-term capital
gains--net                                                       --
                                                 ------------------
Total undistributed earnings--net                                --
Capital loss carryforward                          (1,168,023,497)*
Unrealized losses--net                            (1,789,831,494)**
                                                 ------------------
Total accumulated losses--net                    $  (2,957,854,991)
                                                 ==================


*On August 31, 2002, the Fund had a net capital loss carryforward of $1,168,023,497, of which $98,873,827 expires in 2008, $99,588,881 expires in 2009 and $969,560,789 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
Merrill Lynch Fundamental Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Fundamental Growth Fund, Inc., including the schedule of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Fundamental Growth Fund, Inc. at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
October 3, 2002



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002


OFFICERS AND DIRECTORS

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                        Position(s)   Length                                                   Complex       ships
                            Held     of Time                                                 Overseen by    Held by
Name, Address & Age      with Fund    Served    Principal Occupation(s) During Past 5 Years    Director     Director
Interested Director

Terry K. Glenn*         President    1999 to    Chairman, Americas Region since 2001,         117 Funds     None
P.O. Box 9011           and          present    and Executive Vice President since 1983          169
Princeton,              Director     and 1992   of Fund Asset Management, L.P. ("FAM")        Portfolios
NJ 08543-9011                        to         and Merrill Lynch Investment Managers,
Age: 61                              present    L.P. ("MLIM"); President of Merrill
                                                Lynch Mutual Funds since 1999; President
                                                of FAM Distributors, Inc. ("FAMD") since
                                                1986 and Director thereof since 1991;
                                                Executive Vice President and Director of
                                                Princeton Services, Inc. ("Princeton
                                                Services") since 1993; President of
                                                Princeton Administrators, L.P. since 1988;
                                                Director of Financial Data Services, Inc.
                                                since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                        Position(s)   Length                                                   Complex       ships
                            Held     of Time                                                 Overseen by    Held by
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Director     Director
Independent Directors

James H. Bodurtha       Director     2002 to    Director and Executive Vice President,         39 Funds     Berkshire
P.O. Box 9011                        present    The China Business Group, Inc. since 1996.        59        Holdings
Princeton,                                                                                    Portfolios    Corporation
NJ 08543-9011
Age: 58


Joe Grills              Director     1994 to    Member of Committee on Investment of           42 Funds     Duke
P.O. Box 9011                        present    Employee Benefit Assets of the Association        62        Management
Princeton,                                      for Financial Professionals since 1986.       Portfolios    Company;
NJ 08543-9011                                                                                               Kimco
Age: 67                                                                                                     Realty;
                                                                                                            Montpelier
                                                                                                            Foundation


Herbert I. London       Director     2002 to    John M. Olin Professor of Humanities,          39 Funds     None
P.O. Box 9011                        present    New York University since 1993.                   59
Princeton,                                                                                    Portfolios
NJ 08543-9011
Age: 62


Andre F. Perold         Director     2002 to    George Gund Professor of Finance and           39 Funds     None
P.O. Box 9011                        present    Banking, Harvard Business School since            59
Princeton,                                      2000; Finance Area Chair since 1996.          Portfolios
NJ 08543-9011
Age: 49


Roberta Cooper Ramo     Director     2002 to    Shareholder, Modrall, Sperling, Roehl,         39 Funds     None
P.O. Box 9011                        present    Harris & Sisk, P.A. since 1993.                   59
Princeton,                                                                                    Portfolios
NJ 08543-9011
Age: 59



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2002

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                        Position(s)   Length                                                   Complex       ships
                            Held     of Time                                                 Overseen by    Held by
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Director     Director
Independent Directors (concluded)

Robert S. Salomon, Jr.  Director     1996 to    Principal of STI Management since 1994.        42 Funds     None
P.O. Box 9011                        present                                                      62
Princeton,                                                                                    Portfolios
NJ 08543-9011
Age: 65


Melvin R. Seiden        Director     1992 to    Director, Silbanc Properties, Ltd. (real       42 Funds     None
P.O. Box 9011                        present    estate, investment and consulting) since          62
Princeton,                                      1987; Chairman and President of Seiden &      Portfolios
NJ 08543-9011                                   de Cuevas, Inc. (private investment firm)
Age: 71                                         from 1964 to 1987.


Stephen B. Swensrud     Director     1992 to    Chairman, Fernwood Advisors since 1996.        42 Funds     International
P.O. Box 9011                        present                                                      62        Mobile
Princeton,                                                                                    Portfolios    Communi-
NJ 08543-9011                                                                                               cations,
Age: 69                                                                                                     Inc.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                        Position(s)   Length
                            Held     of Time
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke         Vice         1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011           President    present    since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,              and          and 1999   since 1999; Vice President of FAMD since 1999; Vice President of FAM and
NJ 08543-9011           Treasurer    to         MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42                              present


Robert C. Doll, Jr.     Senior       1999 to    President of FAM and MLIM since 2001; Co-head (Americas Region) of FAM
P.O. Box 9011           Vice         present    and MLIM from 2000 to 2002; Director of Princeton Services since 1999;
Princeton,              President               Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive
NJ 08543-9011                                   Vice President thereof from 1991 to 1999.
Age: 47


Lawrence R. Fuller      Senior       1992 to    First Vice President of MLIM since 1997; Vice President of MLIM from
P.O. Box 9011           Vice         present    1992 to 1997.
Princeton,              President
NJ 08543-9011
Age: 60


Susan B. Baker          Secretary    2002 to    Director (Legal Advisory) of the Manager since 1999; Vice President of
P.O. Box 9011                        present    the Manager from 1993 to 1999; Attorney associated with the Manager
Princeton,                                      since 1987.
NJ 08543-9011
Age: 44


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
J.P. Morgan Chase Bank
Global Securities Services
Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863